EGA EMERGING GLOBAL SHARES TRUST

Supplement dated December 4, 2014 to the Prospectus dated March 28, 2014 for the following series of EGA Emerging Global Shares Trust (the “Trust”).

FUND                                                                                                                TICKER
EGShares Blue Chip ETF                                                                             BCHP

The following information replaces in its entirety the paragraph appearing on page 3 under the heading “Management - Portfolio Manager”:

Robert C. Holderith serves as the lead portfolio manager for the Fund and is responsible for the day-to-day management of the Fund.  Mr. Holderith has been the President of EGA since its founding in 2008, and prior to becoming lead portfolio manager for the Fund he supervised the portfolio management of the Fund through April, 2014.

The following information replaces in its entirety the paragraph appearing on page 11 under the heading “Portfolio Management”:

Robert C. Holderith serves as the lead portfolio manager for the Fund and is responsible for the day-to-day management of the Fund.  Mr. Holderith has been the President of EGA since its founding in 2008, and prior to becoming lead portfolio manager for the Fund he supervised the portfolio management of the Fund through April, 2014.

The Trust’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Fund.